EXHIBIT 99.1


The Board of Directors
Unionamerica Holdings plc



We have audited the consolidated balance sheet of Unionamerica Holdings plc and subsidiaries as of 31 December 1996 and the related consolidated statement of operations, shareholders' equity and cash flow for the year then ended. In connection with our audit of the consolidated financial statements, we have also audited the financial statement schedules I, II, IV, and VI, (none of which aforementioned consolidated financial statements and financial statement schedules are separately presented herein). These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Unionamerica Holdings plc and subsidiaries as of 31 December 1996, and the results of their operations and their cash flows for the year ended 31 December 1996, in conformity with generally accepted accounting principles in the United States of America. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



KPMG Audit Plc
Chartered Accountants
Registered Auditor
London, England

11 March 1997


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The Board of Directors
Unionamerica Holdings plc



We have audited the consolidated statement of operations, shareholders' equity and cash flow of Unionamerica Holdings plc for the year ended 31 December 1995. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules IV and VI, (none of which aforementioned financial statements and financial statement schedules are separately presented herein). These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of Unionamerica Holdings Plc and subsidiaries operations and their cash flows for the year ended 31 December 1995, in conformity with generally accepted accounting principles in the United States of America. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



KPMG
Chartered Accountants
Registered Auditor
London, England

18 March 1996


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